Exhibit 99.1

TIBCO TO BE ACQUIRED BY VISTA EQUITY PARTNERS FOR $24.00 PER SHARE IN CASH

Transaction Values TIBCO at Approximately $4.3 Billion

Purchase Price Represents 26% Premium to Unaffected Stock Price

PALO ALTO, Calif. – September 29, 2014 – TIBCO Software Inc. (NASDAQ: TIBX), a global leader in infrastructure and business intelligence software, today announced that it has entered into a definitive agreement to be acquired by Vista Equity Partners, a leading private equity firm focused on software, data and technology-enabled businesses. Under the terms of the agreement, TIBCO stockholders will receive $24.00 per share in cash, or a total of approximately $4.3 billion, including the assumption of net debt. The agreement was unanimously approved by TIBCO’s board of directors following a thorough review of strategic and financial alternatives conducted by a Special Committee of the Board.

“The sale of TIBCO to Vista will provide our shareholders with immediate and substantial cash value, as well as a compelling premium, and the Board has unanimously agreed that this transaction is in the best interests of all our stakeholders,” said Vivek Ranadivé, Chairman and CEO of TIBCO.

“Over the course of TIBCO’s comprehensive review, the Special Committee and its advisors evaluated a wide variety of strategic and financial alternatives, including a sale of the company,” said David West, a member of TIBCO’s board and of the Special Committee. “In reviewing the sale alternative, TIBCO engaged in an extensive process involving a large and diverse group of strategic and financial buyers. Ultimately, the Board concluded that the sale alternative was the best alternative, and that Vista’s offer to acquire TIBCO is the best way to maximize value for our shareholders.”

“We strongly believe that this transaction best positions the Company to execute on our vision of providing the right information, at the right time, in the right context to make the world a better place,” said Ranadivé. “Additionally, as a private company, TIBCO will have added flexibility to serve our customers and execute on our long-term strategy. We are excited to work with our new partners at Vista and enter our next chapter of growth and industry leadership.”

Vista is a leading private equity firm with over $13.5 billion in cumulative capital commitments, focused on investments in software, data and technology-enabled companies. Vista has an extensive track record of successfully completing take-private transactions, including taking five other public companies private in the past three years. The firm helps its companies achieve operational, product and customer service excellence by contributing professional expertise, proven best practices and management techniques.

“We look forward to working with the talented management team and employees to accelerate TIBCO’s growth and strengthen its leadership as a complete fast data platform,” said Robert F. Smith, Chairman and CEO of Vista Equity Partners. “We worked hard to make this deal happen because we understand the tremendous value that TIBCO can bring to its customers and the marketplace as a private company. We are incredibly excited to help TIBCO reach its full potential.”

Under the terms of the agreement, Vista will acquire all outstanding TIBCO common stock for $24.00 per share in cash. The purchase price represents a 26.3 percent premium to the closing price of TIBCO common stock on September 23, 2014, one day prior to public reports that multiple parties were competing to acquire TIBCO. The total enterprise value of the transaction represents more than 18 times TIBCO’s earnings before interest, depreciation and amortization (EBITDA) for the 12 months ending August 31, 2014.

The transaction, which is expected to close in the fourth calendar quarter of 2014, is subject to approval by TIBCO stockholders, regulatory approvals and other customary closing conditions. There are no financing conditions associated with the proposed agreement. JPMorgan Securities LLC and Jefferies Finance LLC have provided committed debt financing to Vista in connection with the transaction.

Goldman, Sachs & Co. is serving as financial advisor, and Wilson Sonsini Goodrich & Rosati, Professional Corporation is serving as legal advisor to TIBCO. BofA Merrill Lynch, Deutsche Bank Securities Inc., Jefferies LLC, JPMorgan Securities LLC and Union Square Advisors LLC are serving as financial advisors, and Kirkland & Ellis LLP is serving as legal advisor to Vista.

About TIBCO

TIBCO Software Inc. (NASDAQ: TIBX) is a global leader in infrastructure and business intelligence software. Whether it’s optimizing inventory, cross-selling products, or averting crisis before it happens, TIBCO uniquely delivers the Two-Second Advantage® — the ability to capture the right information at the right time and act on it preemptively for a competitive advantage. With a broad mix of innovative products and services, TIBCO is the strategic technology partner trusted by businesses around the world. Learn more about TIBCO at www.tibco.com.

About Vista Equity Partners

Vista Equity Partners, a U.S.-based private equity firm with offices in Austin, Chicago and San Francisco, with over $13.5 billion in cumulative capital commitments, currently invests in dynamic, successful software, data and technology-enabled organizations led by world-class management teams with long-term perspective. Vista is a value-added investor, contributing professional expertise and multi-level support towards companies realizing their full potential. Vista’s investment approach is anchored by a sizable long-term capital base, experience in structuring technology oriented transactions, and proven management techniques that yield flexibility and opportunity in private equity investing. For more information, please visit www.vistaequitypartners.com.

Additional Information and Where to Find It

In connection with the transaction, TIBCO intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, TIBCO will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF TIBCO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT TIBCO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TIBCO AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at TIBCO’s website (http://www.tibco.com) or by writing to TIBCO’s Corporate Secretary at 3303 Hillview Avenue, Palo Alto, CA 94306.

Participants in the Solicitation

TIBCO and its directors and executive officers may be deemed to be participants in the solicitation of proxies from TIBCO’s stockholders with respect to the transaction. Information about TIBCO’s directors and executive officers and their ownership of TIBCO Common Stock is set forth in TIBCO’s proxy statement on Schedule 14A filed with the SEC on March 4, 2014, and TIBCO’s Annual Report on Form 10-K for the fiscal year ended November 30, 2013, which was filed on January 29, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Legal Notice Regarding Forward-Looking Statements

This press release, and the documents to which TIBCO refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent TIBCO’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of TIBCO, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss TIBCO’s future expectations or state other forward-looking information and may involve known and unknown risks over which TIBCO has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect TIBCO’s business and the price of the common stock of TIBCO, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of TIBCO and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on TIBCO’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from TIBCO’s ongoing business operations and (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, TIBCO does not undertake to update these forward-looking statements to reflect future events or circumstances.

Contacts

For Investors:

John Ederer

(650) 846-8696

jederer@tibco.com

For Media:

John Christiansen / Lindsay Andrews

Sard Verbinnen & Co

(415) 618-8750

jchristiansen@sardverb.com / landrews@sardverb.com

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